Exhibit 21

JURISDICTION
IN WHICH
NAME OF CURRENT SUBSIDIARY	ORGANIZED
1. A.V. CHEMIE GMBH	SWITZERLAND
2. ADC PHILIPPINES, INC.	PHILIPPINES
3. ADESPAN S.R.L.	ITALY
4. ADESPAN U.K. LIMITED	UNITED KINGDOM
5. AEAC, INC.	U.S.A.
6. AUSTRACOTE PTY LTD.	AUSTRALIA
7. AVERY (CHINA) COMPANY LIMITED	CHINA
8. AVERY CORP.	U.S.A.
9. AVERY DE MEXICO S.A. DE C.V.	MEXICO
10. AVERY DENNISON HOLDINGS (MALTA) LIMITED	MALTA
11. AVERY DENNISON AUSTRALIA GROUP HOLDINGS PTY LIMITED	AUSTRALIA
12. AVERY DENNISON AUSTRALIA INTERNATIONAL HOLDINGS PTY LTD.	AUSTRALIA
13. AVERY DENNISON AUSTRALIA PTY LTD.	AUSTRALIA
14. AVERY DENNISON BELGIE BVBA	BELGIUM
15. AVERY DENNISON BV	NETHERLANDS
16. AVERY DENNISON C.A.	VENEZUELA
17. AVERY DENNISON CANADA INC.	CANADA
18. AVERY DENNISON CHILE S.A.	CHILE
19. AVERY DENNISON COLOMBIA S.A.	COLOMBIA
20. AVERY DENNISON CONVERTED PRODUCTS DE MEXICO, S.A. DE C.V.	MEXICO
21. AVERY DENNISON CONVERTED PRODUCTS EL SALVADOR S.A. DE C.V.	EL SALVADOR
22. AVERY DENNISON COORDINATION CENTER BVBA	BELGIUM
23. AVERY DENNISON DE ARGENTINA S.A.	ARGENTINA
24. AVERY DENNISON DEUTSCHLAND GMBH	GERMANY
25. AVERY DENNISON DO BRASIL LTDA.	BRAZIL
26. AVERY DENNISON ETIKET TICARET LIMITED SIRKETI	TURKEY
27. AVERY DENNISON EUROPE HOLDING (DEUTSCHLAND) GMBH & CO KG	GERMANY
28. AVERY DENNISON FINANCE BELGIUM BVBA	BELGIUM
29. AVERY DENNISON FINANCE FRANCE S.A.S.	FRANCE
30. AVERY DENNISON FINANCE GERMANY GMBH	GERMANY
31. AVERY DENNISON FINANCE LUXEMBOURG II S.A.R.L.	LUXEMBOURG
32. AVERY DENNISON FINANCE LUXEMBOURG S.A.R.L.	LUXEMBOURG
33. AVERY DENNISON FRANCE S.A.S.	FRANCE
34. AVERY DENNISON G HOLDINGS I COMPANY	U.S.A.
35. AVERY DENNISON G HOLDINGS III COMPANY	U.S.A.
36. AVERY DENNISON G INVESTMENTS III LIMITED	GIBRALTAR
37. AVERY DENNISON G INVESTMENTS V LIMITED	GIBRALTAR
38. AVERY DENNISON GROUP DANMARK APS	DENMARK
39. AVERY DENNISON GROUP SINGAPORE (PTE) LIMITED	SINGAPORE
40. AVERY DENNISON HOLDING & FINANCE THE NETHERLANDS BV	NETHERLANDS
41. AVERY DENNISON HOLDING AG	SWITZERLAND
42. AVERY DENNISON HOLDING GMBH	GERMANY
43. AVERY DENNISON HOLDING LUXEMBOURG S.A.R.L.	LUXEMBOURG
44. AVERY DENNISON HOLDINGS LIMITED	AUSTRALIA
45. AVERY DENNISON HOLDINGS NEW ZEALAND LIMITED	NEW ZEALAND
46. AVERY DENNISON HONG KONG B.V.	NETHERLANDS
47. AVERY DENNISON HUNGARY LIMITED	HUNGARY
48. AVERY DENNISON IBERICA, S.A.	SPAIN
49. AVERY DENNISON INVESTMENTS LUXEMBOURG S.A.R.L.	LUXEMBOURG
50. AVERY DENNISON INVESTMENTS THE NETHERLANDS B.V.	NETHERLANDS
51. AVERY DENNISON ITALIA S.R.L.	ITALY
52. AVERY DENNISON KOREA LIMITED	KOREA
53. AVERY DENNISON LUXEMBOURG S.A.R.L.	LUXEMBOURG

JURISDICTION
IN WHICH
NAME OF CURRENT SUBSIDIARY	ORGANIZED
54. AVERY DENNISON MANAGEMENT GMBH	GERMANY
55. AVERY DENNISON MANAGEMENT KGAA	LUXEMBOURG
56. AVERY DENNISON MANAGEMENT LUXEMBOURG S.A.R.L.	LUXEMBOURG
57. AVERY DENNISON MATERIALS FRANCE S.A.R.L.	FRANCE
58. AVERY DENNISON MATERIALS GMBH	GERMANY
59. AVERY DENNISON MATERIALS IRELAND LIMITED	IRELAND
60. AVERY DENNISON MATERIALS NEDERLAND B.V.	NETHERLANDS
61. AVERY DENNISON MATERIALS NEW ZEALAND LIMITED	NEW ZEALAND
62. AVERY DENNISON MATERIALS PTY LIMITED	AUSTRALIA
63. AVERY DENNISON MATERIALS SDN BHD	MALAYSIA
64. AVERY DENNISON MATERIALS U.K. LIMITED	UNITED KINGDOM
65. AVERY DENNISON MOROCCO S.A.R.L.	MOROCCO
66. AVERY DENNISON NETHERLANDS INVESTMENT II B.V.	NETHERLANDS
67. AVERY DENNISON NETHERLANDS INVESTMENT III B.V.	NETHERLANDS
68. AVERY DENNISON NETHERLANDS INVESTMENT VI B.V.	NETHERLANDS
69. AVERY DENNISON NORDIC APS	DENMARK
70. AVERY DENNISON NORGE A/S	NORWAY
71. AVERY DENNISON OFFICE ACCESSORIES U.K. LIMITED	UNITED KINGDOM
72. AVERY DENNISON OFFICE PRODUCTS (NZ) LIMITED	NEW ZEALAND
73. AVERY DENNISON OFFICE PRODUCTS (PTY.) LTD.	SOUTH AFRICA
74. AVERY DENNISON OFFICE PRODUCTS COMPANY	U.S.A.
75. AVERY DENNISON OFFICE PRODUCTS DE MEXICO, S.A. DE C.V.	MEXICO
76. AVERY DENNISON OFFICE PRODUCTS EUROPE GMBH	SWITZERLAND
77. AVERY DENNISON OFFICE PRODUCTS FRANCE S.A.S.	FRANCE
78. AVERY DENNISON OFFICE PRODUCTS ITALIA S.R.L.	ITALY
79. AVERY DENNISON OFFICE PRODUCTS MANUFACTURING U.K. LTD.	UNITED KINGDOM
80. AVERY DENNISON OFFICE PRODUCTS PTY LIMITED	AUSTRALIA
81. AVERY DENNISON OFFICE PRODUCTS U.K. LTD.	UNITED KINGDOM
82. AVERY DENNISON OSTERREICH GMB	AUSTRIA
83. AVERY DENNISON OVERSEAS CORPORATION	U.S.A.
84. AVERY DENNISON PERU S.R.L.	PERU
85. AVERY DENNISON POLSKA SP. Z O.O.	POLAND
86. AVERY DENNISON PRAHA SPOL. R. O.	CZECH REPUBLIC
87. AVERY DENNISON RETAIL INFORMATION SERVICES DE MEXICO, S.A. DE C.V.	MEXICO
88. AVERY DENNISON RETAIL INFORMATION SERVICES DOMINICAN REPUBLIC, S.A.	DOMINICAN REPUBLIC
89. AVERY DENNISON RETAIL INFORMATION SERVICES GUATEMALA, S.A.	GUATEMALA
90. AVERY DENNISON RFID COMPANY	U.S.A.
91. AVERY DENNISON RINKE GMBH	GERMANY
92. AVERY DENNISON RIS KOREA LTD.	KOREA
93. AVERY DENNISON RIS LANKA (PRIVATE) LIMITED	SRI LANKA
94. AVERY DENNISON SCANDINAVIA APS	DENMARK
95. AVERY DENNISON SCHWEIZ AG	SWITZERLAND
96. AVERY DENNISON SECURITY PRINTING EUROPE APS	DENMARK
97. AVERY DENNISON SHARED SERVICES, INC.	U.S.A.
98. AVERY DENNISON SINGAPORE (PTE) LTD	SINGAPORE
99. AVERY DENNISON SOUTH AFRICA (PROPRIETARY) LIMITED	SOUTH AFRICA
100. AVERY DENNISON SUOMI OY	FINLAND
101. AVERY DENNISON SVERIGE AB	SWEDEN
102. AVERY DENNISON SYSTEMES D’ETIQUETAGE FRANCE S.A.S.	FRANCE
103. AVERY DENNISON TAIWAN LIMITED	TAIWAN
104. AVERY DENNISON U.K. LIMITED	UNITED KINGDOM
105. AVERY DENNISON VERMOGENSVERWALTUNGS GMBH & CO K.G.	GERMANY

JURISDICTION
IN WHICH
NAME OF CURRENT SUBSIDIARY	ORGANIZED
106. AVERY DENNISON VERWALTUNGS GMBH	GERMANY
107. AVERY DENNISON ZWECKFORM AUSTRIA GMBH	AUSTRIA
108. AVERY DENNISON ZWECKFORM OFFICE PRODUCTS EUROPE GMBH	GERMANY
109. AVERY DENNISON ZWECKFORM OFFICE PRODUCTS MANUFACTURING GMBH	GERMANY
110. AVERY DENNISON ZWECKFORM UNTERSTUTZUNGSKASSE GMBH	GERMANY
111. AVERY DENNISON (ASIA) HOLDINGS LIMITED	MAURITIUS
112. AVERY DENNISON (BANGLADESH) LTD.	BANGLADESH
113. AVERY DENNISON (FIJI) LIMITED	FIJI
114. AVERY DENNISON (FUZHOU) CONVERTED PRODUCTS LIMITED	CHINA
115. AVERY DENNISON (GUANGZHOU) CO. LTD.	CHINA
116. AVERY DENNISON (GUANGZHOU) CONVERTED PRODUCTS LIMITED	CHINA
117. AVERY DENNISON (HONG KONG) LIMITED	HONG KONG
118. AVERY DENNISON (INDIA) PRIVATE LIMITED	INDIA
119. AVERY DENNISON (IRELAND) LIMITED	IRELAND
120. AVERY DENNISON (KUNSHAN) CO., LIMITED	CHINA
121. AVERY DENNISON (MALAYSIA) SDN. BHD.	MALAYSIA
122. AVERY DENNISON (QINGDAO) CONVERTED PRODUCTS COMPANY LIMITED	CHINA
123. AVERY DENNISON (SUZHOU) CO. LIMITED	CHINA
124. AVERY DENNISON (THAILAND) LTD.	THAILAND
125. AVERY DENNISON (VIETNAM) LIMITED	VIETNAM
126. AVERY DENNISON, S.A. DE C.V.	MEXICO
127. AVERY DENNISON-MAXELL K. K.	JAPAN
128. AVERY GRAPHIC SYSTEMS, INC.	U.S.A.
129. AVERY GUIDEX LIMITED	UNITED KINGDOM
130. AVERY HOLDING LIMITED	UNITED KINGDOM
131. AVERY HOLDING S.A.S.	FRANCE
132. AVERY PACIFIC LLC	U.S.A.
133. AVERY PROPERTIES PTY. LIMITED	AUSTRALIA
134. AVERY, INC.	U.S.A.
135. DENNISON COMERCIO, IMPORTACAS E EXPORTACAO LTDA.	BRAZIL
136. DENNISON DEVELOPMENT ASSOCIATES	U.S.A.
137. DENNISON INTERNATIONAL COMPANY	U.S.A.
138. DENNISON IRELAND LIMITED	IRELAND
139. DENNISON MANUFACTURING COMPANY	U.S.A.
140. DMC DEVELOPMENT CORPORATION	U.S.A.
141. FASSON CANADA INC.	CANADA
142. FASSON PORTUGAL PRODUTOS AUTO-ADESIVOS LDA.	PORTUGAL
143. INDUSTRIAL DE MARCAS LTDA	COLOMBIA
144. JAC (U.K.) LIMITED	UNITED KINGDOM
145. JAC ASIA PACIFIC PTY LTD.	AUSTRALIA
146. JAC ASIA PACIFIC SDN BHD	MALAYSIA
147. JAC AUSTRALIA PTY LTD.	AUSTRALIA
148. JAC CARIBE C.S.Z.	DOMINICAN REPUBLIC
149. JAC DO BRASIL LTDA.	BRAZIL
150. JAC NEW ZEALAND LIMITED	NEW ZEALAND
151. JACKSTADT FRANCE SAR	FRANCE
152. JACKSTADT FRANCE SNC	FRANCE
153. JACKSTADT GMBH	GERMANY
154. JACKSTADT SOUTH AFRICA (PTY) LTD.	SOUTH AFRICA
155. JACKSTADT VERMOGENSVERWALTUNGS GMB	GERMANY
156. L&E AMERICAS SERVICIOS, S.A. DE C.V.	MEXICO
157. L&E PACKAGING FAR EAST LIMITED	HONG KONG

JURISDICTION
IN WHICH
NAME OF CURRENT SUBSIDIARY	ORGANIZED
158. MODERN MARK INTERNATIONAL LIMITED	HONG KONG
159. MONARCH INDUSTRIES, INC.	U.S.A.
160. PT AVERY DENNISON INDONESIA	INDONESIA
161. PT AVERY DENNISON PACKAGING INDONESIA	INDONESIA
162. RINKE DIS TISCARET LTD	TURKEY
163. RINKE ETIKET SERVIS SANAYI VE TICARET LTD SIRKETI	TURKEY
164. RINKE FAR EAST LTD	HONG KONG
165. RIPRO FAR EAST LTD	HONG KONG
166. RVL AMERICAS, S DE R.L. DE C.V.	MEXICO
167. RVL CENTRAL AMERICA, S.A.	GUATEMALA
168. RVL PACKAGING FAR EAST LIMITED	HONG KONG
169. RVL PACKAGING INDIA PRIVATE LIMITED	INDIA
170. RVL PACKAGING MIDDLE EAST F.Z.C.	UNITED ARAB EMIRATES
171. RVL PACKAGING SINGAPORE PTE LTD.	SINGAPORE
172. RVL PACKAGING TAIWAN LTD.	TAIWAN
173. RVL PACKAGING, INC.	U.S.A.
174. RVL PHILIPPINES, INC.	PHILIPPINES
175. RVL PRINTED LABEL FAR EAST LIMITED	HONG KONG
176. RVL PRINTED LABELS, LLC	U.S.A.
177. RVL SERVICE, S. DE R. L. DE C.V.	MEXICO
178. SECURITY PRINTING DIVISION, INC.	U.S.A.
179. SPARTAN INTERNATIONAL, INC.	U.S.A.
180. SPARTAN PLASTICS CANADA, LTD	CANADA
181. STIMSONITE AUSTRALIA PTY LIMITED	AUSTRALIA
182. STIMSONITE CORPORATION	U.S.A.
183. STIMSONITE DO BRASIL LTDA	BRAZIL
184. STIMSONITE EUROPA LIMITED	UNITED KINGDOM
185. STIMSONITE INTERNATIONAL, INC.	U.S.A.
186. TIADECO PARTICIPACOES, LTDA.	BRAZIL
187. UNIVERSAL PACKAGING & DESIGN, LTD.	HONG KONG
188. WORLDWIDE RISK INSURANCE, INC.	U.S.A.

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